Exhibit 10.1

MASTER REORGANIZATION AGREEMENT

This Master Reorganization Agreement (this “Agreement”), dated as of May 2, 2014, is entered into by and among Parsley Energy Inc., a Delaware corporation (“PubCo”), NGP X US Holdings, L.P., a Delaware limited partnership (“NGP”), Parsley Energy, LLC, a Delaware limited liability company (“Parsley LLC”), the persons identified on the signature page hereto as Existing Members (the “Existing Members”) and Parsley Energy Employee Holdings, LLC, a Delaware limited liability company (“PEEH” and, together with PubCo, NGP, Parsley LLC and the Existing Members, collectively, the “Parties”).

RECITALS

WHEREAS, Parsley LLC formed PubCo as a wholly owned subsidiary and, in connection therewith, contributed cash in the amount of $10 to PubCo in exchange for 1,000 shares of common stock of PubCo, par value $0.01 per share (the “PubCo Shares”);

WHEREAS, in connection with, and prior to the completion of, an initial public offering of PubCo’s Class A Common Stock (the “IPO”) pursuant to, and as more fully described in, a registration statement filed with the U.S. Securities and Exchange Commission, Registration No. 333-195230 (the “Registration Statement”), certain restructuring transactions will be undertaken, as more fully described in the Registration Statement (the “Reorganization”);

WHEREAS, the Board of Managers of Parsley LLC has determined that it is in the best interests of the members of Parsley LLC to undertake the Reorganization;

WHEREAS, the Parties acknowledge and agree that the Board of Directors of PubCo, in its sole discretion, has the authority to determine the terms of the IPO, including the number of shares of Class A Common Stock to be sold to the public and the IPO Price (as defined herein); and

WHEREAS, in connection with the IPO and the Reorganization, the Parties desire to, among other things, (a) establish the economic terms of the Reorganization, and (b) enter into certain agreements to effectuate the foregoing.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows, and further agree that the actions set forth in Article II shall be deemed to have been taken and become effective in the order set forth therein.

ARTICLE I

DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“A&R Parsley LLC Agreement” has the meaning set forth in Section 2.2.

“Agreement” has the meaning set forth in the preamble hereto.

“Claims” has the meaning set forth in Section 6.1.

“Class A Common Stock” means shares of PubCo’s Class A common stock, par value $0.01 per share, as further described in the Registration Statement.

“Class B Common Stock” means shares of PubCo’s Class B common stock, par value $0.01 per share, as further described in the Registration Statement.

“Code” has the meaning set forth in Section 5.1.

“Common Stock” means shares of Class A Common Stock and Class B Common Stock.

“Continuing Members” means each of the persons set forth on Schedule A hereto.

“Contributing Members” has the meaning set forth in Section 5.4(e).

“Effective Time” means 12:01 a.m. Central Daylight Time on the date of the closing of the IPO.

“Existing Members” has the meaning set forth in the preamble hereto.

“Indemnifying Party” has the meaning set forth in Section 6,2.

“Indemnitees” has the meaning set forth in Section 6.2.

“Interest Contribution” has the meaning set forth in Section 5.1.

“IPO” has the meaning set forth in the Recitals.

“IPO Price” has the meaning set forth in Section 2.2.

“Lock-Up Agreement” has the meaning set forth in Section 5.2(b).

“Merger Agreement” means the Agreement and Plan of Merger, by and among PubCo and PEEH, in the form attached hereto as Schedule B.

“Meter” has the meaning ascribed to such term in the Parsley LLC Agreement.

“NGP” has the meaning set forth in the preamble hereto.

“NGP Units” has the meaning set forth in Section 2.3(a).

“Option Shares” means the shares of Class A Common Stock that PubCo will agree to issue upon an exercise of the Over Allotment Option.

“Over Allotment Option” means the option to purchase additional shares of Class A Common Stock granted by PubCo to the Underwriters pursuant to the Underwriting Agreement.

“Parsley Equity” means membership interests in Parsley LLC prior to entry into the A&R Parsley LLC Agreement.

“Parsley LLC” has the meaning set forth in the preamble hereto.

“Parsley LLC Agreement” means the Limited Liability Company Agreement of Parsley LLC, dated June 11, 2013, as in effect immediately prior to the Effective Time.

“Parties” has the meaning set forth in the preamble hereto.

“PE Units” means units issued pursuant to the A&R Parsley LLC Agreement.

“PEEH” has the meaning set forth in the preamble hereto.

“PEEH Member” has the meaning set forth in Section 2.3(d).

“PEEH Merger” has the meaning set forth in Section 2.3(d).

“Preferred Return Units” means, with respect to NGP and each of the PSP Members, such number of PE Units held by NGP or any PSP Member equal to the product of (i) (A) the aggregate Meter due and payable on the date of closing of the IPO, divided by (B) the IPO Price and (ii) the percentage set across from NGP’s and each PSP Member’s name on Schedule D hereto, rounded down for fractional interests.

“PSP Members” means any of David Smith, Frank Cremer, Rob Crumpler, Shack Ventures, LP, Buck Horn, L.P., OSO Capital II, L.P., Hedloc Investment Company, L.P., Parsley Interests, L.P., Kirk Fritschen, Justin Clark, SD Gray Family Partnership, LP, Ryan Dalton, Michael Hinson, Colin Roberts, Kara Wood, Mike Senich, Brad Sublett, Stephanie Reed, Landon Martin, Kristin McClure, Isaac Hayes, PLZ Properties, LLC, Marbella Interests, LLC, and KMG Energy, LLC.

“PubCo” has the meaning set forth in the preamble hereto.

“PubCo Contributor(s)” has the meaning set forth in Section 5.1.

“PubCo Shares” has the meaning set forth in the Recitals.

“Registration Statement” has the meaning set forth in the Recitals.

“Released Claims” has the meaning set forth in Section 6.1.

“Released Parties” has the meaning set forth in Section 6.1.

“Releasing Parties” has the meaning set forth in Section 6.1.

“Reorganization” has the meaning set forth in the Recitals.

“Representatives” has the meaning given such term in the Underwriting Agreement.

“Securities Act” has the meaning set forth in Article IV.

“Selling Stockholders” means Bryan Sheffield, Sheffield Energy Management, LLC, Michael Hinson, Matt Gallagher, Paul Treadwell, Ryan Dalton, Diamond K Interests, LP, Parsley Interests, LP, One Putt Oil & Gas Ltd., Back Nine Oil & Gas Ltd., Nine Iron Oil & Gas Ltd., HowJan Properties, Inc., David Askew and NGP X US Holdings, L.P.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into between PubCo, NGP, the Selling Stockholders and the underwriters named in the Registration Statement.

“Tax Treatment” has the meaning set forth in Section 5.1.

“Transactions” has the meaning set forth in Section 5.1.

ARTICLE II

CONTRIBUTIONS AND ACKNOWLEDGEMENTS

Section 2.1. Underwriting Agreement. After the date hereof and prior to the Effective Time, PubCo, NGP, the Selling Stockholders and the Representatives shall enter into the Underwriting Agreement, pursuant to which PubCo shall issue and sell, and the Selling Stockholders shall sell, shares of Class A Common Stock to the Underwriters at a price per share equal to the IPO Price (as defined herein), less underwriting discounts and commissions as set forth in the Underwriting Agreement; each of the Selling Stockholders has requested to include in the Registration Statement a number of shares of Class A Common Stock equal to the dollar amount set forth next to each such person’s name on Schedule F; each of the Selling Stockholders understands, acknowledges and agrees that the number of shares of Class A Common Stock that may ultimately be sold by such person may be reduced as determined by the Pricing Committee of the Board of Directors of PubCo, in its sole discretion, following consultation with the Representatives provided that any such reduction shall be pro rata among the Selling Stockholders unless otherwise agreed to by any such person that is disproportionately cut back

Section 2.2. Recapitalization. Effective immediately prior to the Effective Time, the Parsley LLC Agreement shall be amended and restated substantially in the form attached hereto as Schedule C (the “A&R Parsley LLC Agreement”) and Parsley LLC shall be recapitalized such that the Parsley Equity is restated to consist solely of a single class of units, which are referred to herein as the “PE Units,” and each member of Parsley LLC shall receive such number of PE Units as such member would have received pursuant to Section 4.4 of the Parsley LLC Agreement if Parsley LLC were to make distributions to such members in an aggregate amount equal to the implied pre-offering equity value of Parsley LLC (the “Recapitalization”) based on the per share initial public offering price of the Class A Common Stock to be sold in the IPO, before the gross spread paid to the underwriters along with related fees and expenses in connection with the offering (the “IPO Price”) and valuing such PE Units at the IPO Price. The aggregate number of PE Units to be distributed to the members of Parsley LLC shall be determined by the Board of Managers of Parsley LLC and shall be set in a manner designed so that each PE Unit is economically equivalent to one share of Class A Common Stock, as described in the Registration Statement.

Section 2.3. Interest Contribution. Effective immediately following the Effective Time and in connection with the IPO:

(a) NGP shall contribute, transfer, assign and deliver all of its right, title and interest in the PE Units held by it, less any Preferred Return Units held by NGP, to PubCo (the “NGP Units”), and in exchange for such contribution, transfer, assignment and delivery, PubCo shall issue such number of shares of Class A Common Stock to NGP equal to the number of NGP Units contributed pursuant to this Section 2.3(a);

(b) each of the Existing Members, other than the Continuing Members and Parsley Energy Employee Holdings, LLC (“PEEH”), shall contribute, transfer, assign and deliver such Existing Member’s right, title and interest in all of the PE Units held by them, other than any Preferred Return Units held by any such Existing Member, to PubCo and in exchange for such contribution, transfer, assignment and delivery, PubCo shall issue such number of shares of Class A Common Stock to such Existing Member equal to the number of PE Units contributed by such Existing Member to PubCo pursuant to this Section 2.3(b);

(c) each of the Continuing Members shall contribute, transfer, assign and deliver such Continuing Member’s right, title and interest in the PE Units held by them, other than any Preferred Return Units held by such Continuing Member, in an amount equal to the product of (i) the percentage set forth opposite their name on Schedule A (expressed as a decimal) and (ii) the number of PE Units, other than any Preferred Return Units, held by such Continuing Member, to PubCo and in exchange for such contribution, transfer, assignment and delivery, PubCo shall issue such number of shares of Class A Common Stock to such Existing Member equal to the number of PE Units contributed by such Existing Member to PubCo pursuant to this Section 2.3(c);

(d) PEEH shall merge with and into PubCo (with PubCo as the surviving entity) in accordance with the Merger Agreement (the “PEEH Merger”) and PubCo shall issue to each member of PEEH (each a “PEEH Member”) the Merger Consideration (as such term is defined in the Merger Agreement, and the aggregate of which consists of a number of shares of Class A Common Stock equal to the number of PE Units held by PEEH immediately prior to the PEEH Merger); and

(e) PubCo shall redeem the PubCo Shares from Parsley LLC for a cash payment in the amount of $10.00.

Section 2.4. Contribution of Class B Common Stock; Payment of Meter. Following the effectiveness of the transactions contemplated by Section 2.3 on the date of the closing of the IPO:

(a) PubCo shall issue and sell, and the Selling Stockholders shall sell, shares of Class A Common Stock to the Underwriters at a price per share equal to the IPO Price, less underwriting discounts and commissions, as set forth in the Underwriting Agreement;

(b) PubCo shall contribute all of the net proceeds from the IPO received by PubCo to Parsley LLC in exchange for the issuance by Parsley LLC to PubCo of such number of PE Units equal to the number of shares of Class A Common Stock sold by PubCo to the public in the IPO;

(c) Parsley LLC shall make a cash payment to NGP and each PSP Member equal to the product of (i) the IPO Price and (ii) the number of Preferred Return Units held by NGP and each such PSP Member, to redeem such Preferred Return Units in satisfaction of the right to payment of the Meter (as such term is defined in the Parsley LLC Agreement);

(d) PubCo shall issue such number of shares of Class B Common Stock to Parsley LLC equal to (i) the number of PE Units outstanding immediately after the redemption pursuant to Section 2.4(c) less (ii) the number of PE Units to be issued to PubCo pursuant to Section 2.4(b);

(e) Parsley LLC shall distribute to each holder of PE Units (other than PubCo) one share of Class B Common Stock for each PE Unit such PE Unit holder owns;

(f) the Parties hereto shall execute an amendment and restatement to that certain Registration Rights Agreement, dated as of June 11, 2013 (the “Registration Rights Agreement”), by and among Parsley LLC, NGP and the parties set forth on the signature pages thereto, which agreement is substantially in the form attached hereto as Schedule E, and the parties thereto hereby waive any rights under the Registration Rights Agreement as it relates to the IPO;

(g) the Parties hereto acknowledge and agree that, effective as of the closing date of the IPO, that certain Voting and Transfer Restriction Agreement, dated as of June 11, 2013, by and between Parsley LLC, NGP and the parties set forth on the signature pages thereto, shall be terminated and no longer in effect, and the parties thereto hereby waive any future rights under that agreement; and

(h) in the event that the Over Allotment Option is exercised, PubCo shall issue the Option Shares to the Underwriters at a price per share equal to the IPO Price, less underwriting discounts and commissions as set forth in the Underwriting Agreement, and PubCo shall contribute all of the net proceeds from the exercise of the Over Allotment Option received by PubCo to Parsley LLC in exchange for the issuance by Parsley LLC to PubCo of such number of PE Units equal to the number of shares of Class A Common Stock sold by PubCo to the public pursuant to the Over Allotment Option.

ARTICLE III

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional, assignments, conveyances, instruments, notices and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE IV

REPRESENTATIONS

Each of the Parties hereby represents and warrants to each other Party:

(a) that such Party is an “Accredited Investor” as defined in the Securities Act of 1933 (the “Securities Act”), and is acquiring its shares of Class A Common Stock or PE Units, as applicable, for its own account for investment, and not with a view to any distribution, resale, subdivision or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and such Party does not have any present plan to enter into any contract, undertaking, agreement or arrangement for any such distribution, resale, subdivision or fractionalization, except as described in the Registration Statement. Such Party has had an opportunity to discuss PubCo’s and Parsley LLC’s business, management, financial affairs and the terms and conditions of this Agreement with PubCo’s and Parsley LLC’s management. Such Party acknowledges and agrees that PubCo or Parsley LLC, as applicable, shall place a legend in substantially the following form on certificates or by notation on book-entry positions representing the shares of Class A Common Stock or PE Units, as applicable, other than with respect to any shares of Class A Common Stock that are contemplated to be sold under the Registration Statement:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER APPLICABLE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

(b) that the execution, delivery and performance by such Party of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with or violate the certificate of incorporation, bylaws, certificate of formation, operating agreement or similar organizational document of such Party, as in effect on the date hereof (ii) conflict with or violate any law applicable to such Party, or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of or notice to any person pursuant to, give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any person or otherwise adversely affect any rights of such Party under or pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other contract to which such Party is a party or by which such Party or its assets may be bound or affected;

(c) that such Party owns all interests contributed hereby free and clear of all liens, encumbrances, security interests, equities, charges or claims;

(d) that such Party reviewed with, or has had opportunity to consult with, their own independent legal and tax advisors regarding the transactions contemplated hereby, including the U.S. federal, state, local, foreign and other tax consequences of the transactions contemplated hereby and hereby acknowledges that neither PubCo or Parsley LLC nor their advisors (including Vinson & Elkins L.L.P) has provided to such Party any such legal or tax advice regarding the transactions contemplated hereby; and

(e) that Parsley LLC and PubCo are making no representation or warranty as to the U.S. federal, state, local, foreign or other tax consequences to the Existing Members, NGP or PEEH as a result of the transactions contemplated by this Agreement. The Existing Members, NGP and PEEH understand that each of them (and not Parsley LLC or PubCo) will be responsible for such person’s own tax liability that may arise as a result of the transactions contemplated hereby.

ARTICLE V

TAXES

Section 5.1. Tax Treatment. Unless required to do so as a result of a final determination (as defined in Section 1313 of the Internal Revenue Code of 1986, as amended (the “Code”)), each of NGP and each Existing Member (each a “PubCo Contributor,” and collectively, the “PubCo Contributors”), PEEH and PubCo agrees that it will not make any tax filing or otherwise take any position inconsistent with the qualification of the transactions described in Section 2.3 (the “Interest Contribution”) and the IPO (collectively, the “Transactions”) as a transaction described in Section 351 of the Code. The U.S. federal income tax treatment of the Transactions described in the preceding sentence is referred to herein as the “Tax Treatment.” If any Party becomes aware of any audit, inquiry, litigation or other proceeding relevant to the Tax Treatment, such person shall promptly notify the other Parties of such proceeding, and all Parties shall use reasonable efforts to cooperate with respect to such proceeding.

Section 5.2. Tax Warranties by the PubCo Contributors. Each PubCo Contributor represents and warrants to all other PubCo Contributors and PEEH that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the effective time of the Transactions with respect to such PubCo Contributor:

(a) Such PubCo Contributor does not have any current plan, intention, agreement, arrangement or understanding, and has not engaged in any material negotiations, related to:

(i) engaging in the Transactions, other than pursuant to this Agreement, any agreements referenced herein and the Registration Statement,

(ii) selling, exchanging, hedging, constructively selling or otherwise disposing of the Common Stock to be received by such PubCo Contributor pursuant to the Interest Contribution, except as contemplated by this Agreement and the Registration Statement,

(iii) acquiring or retaining any rights in the PE Units contributed to PubCo pursuant to this Agreement,

(iv) allowing any person other than such PubCo Contributor to exercise control over the voting of the Common Stock received by such PubCo Contributor in connection with the Interest Contribution,

(v) placing any Common Stock to be issued to such PubCo Contributor in escrow or issuing such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement,

(vi) creating, extinguishing or modifying any indebtedness between such PubCo Contributor and PubCo or Parsley LLC as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells, or

(vii) issuing Class A Common Stock to such PubCo Contributor other than solely for the PE Units contributed (or deemed contributed in the PEEH Merger) by such PubCo Contributor to PubCo in connection with the Interest Contribution;

(b) To the extent such PubCo Contributor is subject to a lock-up letter agreement (the “Lock-Up Agreement”) pursuant to the Underwriting Agreement, such PubCo Contributor does not have any current plan, intention, agreement, arrangement or understanding to request, and has not engaged in material negotiations with respect to, a release or waiver of any of the restrictions set forth in the Lock-Up Agreement with respect to such PubCo Contributor;

(c) The aggregate fair market value of the PE Units to be contributed by such PubCo Contributor to PubCo in connection with the Interest Contribution exceeds the sum of any liabilities that will be assumed or deemed to be assumed by PubCo for U.S. federal income tax purposes with respect to such PE Units, including any expenses paid by PubCo on behalf of such PubCo Contributor in connection with the Transactions;

(d) Such PubCo Contributor is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code);

(e) To such PubCo Contributor’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement; and

(f) If such PubCo Contributor is an entity, to such PubCo Contributor’s knowledge, no direct or indirect member, partner or owner of such PubCo Contributor has any current plan, intention, agreement, arrangement or understanding to sell, exchange, hedge, constructively sell or otherwise dispose of its direct or indirect interests in such PubCo Contributor.

Section 5.3. Tax Warranties by PEEH. PEEH represents and warrants to the PubCo Contributors that, to the knowledge of PEEH, the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the effective time of the Transactions with respect to each PEEH Member:

(a) Such PEEH Member does not have any current plan, intention, agreement, arrangement or understanding, and has not engaged in any material negotiations, related to:

(i) selling, exchanging, hedging, constructively selling or otherwise disposing of the Common Stock to be received by such PEEH Member pursuant to the PEEH Merger,

(ii) acquiring or retaining any rights in the PE Units received pursuant to the PEEH Merger,

(iii) allowing any person other than such PEEH Member to exercise control over the voting of the Common Stock received by such PEEH Member in connection with the PEEH Merger,

(iv) placing any Common Stock to be issued to such PEEH Member in escrow or issuing such Common Stock after the completion of the IPO under a conditional or contingent stock or similar arrangement,

(v) creating, extinguishing or modifying any indebtedness between such PEEH Member and PubCo or Parsley LLC as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells, or

(vi) issuing Class A Common Stock to such PEEH Member other than solely for the PE Units deemed to be contributed by such PEEH Member to PubCo in connection with the PEEH Merger;

(b) The aggregate fair market value of the PE Units deemed to be contributed by the PEEH Members to PubCo in connection with the PEEH Merger exceeds the sum of any liabilities that will be assumed or deemed to be assumed by PubCo for U.S. federal income tax purposes with respect to such PE Units, including any expenses paid by PubCo on behalf of PEEH or any PEEH Member in connection with the Transactions; and

(c) Such PEEH Member is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code).

Section 5.4. Tax Warranties by PubCo. PubCo represents and warrants to the PubCo Contributors that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the effective time of the Transactions:

(a) To PubCo’s knowledge, there is no agreement, arrangement or understanding relating to rights or obligations to vote its Common Stock;

(b) There is no current plan, intention, agreement, arrangement or understanding for: (i) PubCo to issue any shares of Common Stock or other interests in its equity other than Common Stock issued pursuant to the Transactions; (ii) PubCo or, to PubCo’s knowledge, the NGP, Existing Members or any other person affiliated with PubCo to redeem or otherwise reacquire any Common Stock to be issued in connection with the Transactions; or (iii) PubCo or, to PubCo’s knowledge, any underwriter to release or waive any of the restrictions set forth in the Lock-Up Agreements;

(c) PubCo has not engaged in any material negotiations with respect to any release or waiver of any of the restrictions set forth in the Lock-Up Agreements, except with respect to any Contributor Pledge;

(d) To PubCo’s knowledge, there is no current plan, intention, agreement, arrangement or understanding for any person to exercise any PubCo stock rights, warrants or subscriptions with respect to Common Stock other than pursuant to the Transactions;

(e) The Class A Common Stock to be issued to the PubCo Contributors and the PEEH Members (together, the “Contributing Parties”) as described in Section 2.3 of this Agreement will be issued and paid in exchange for solely the PE Units contributed (or deemed contributed in the PEEH Merger) by such Contributing Parties to PubCo in connection with the Transactions;

(f) There is no indebtedness between any Contributing Party and PubCo, and there will be no such indebtedness created in favor of any Contributing Party as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells;

(g) PubCo has no stock issued or outstanding other than the Common Stock;

(h) To PubCo’s knowledge, there are no agreements, arrangements or understandings between or among any of the Parties relating to the Transactions, including any agreement to place any Common Stock to be issued to any Contributing Party in escrow or to issue such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement, other than this Agreement, any agreements referenced herein and the Registration Statement;

(i) PubCo is not an investment company within the meaning of Section 351(e)(1) of the Code and Treasury Regulation §1.351-1(c)(1)(ii); and

(j) To PubCo’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Release. Effective as of the Effective Date, each of the Parties, on behalf of himself (or herself or itself) and his (or her or its assigns), heirs, beneficiaries, representatives, agents and affiliates (the “Releasing Parties”), hereby fully and finally releases, acquits and forever discharges each of the other Parties and each of their respective present and former officers, directors, employees, agents, predecessors, successors, assigns, insurers and attorneys (the “Released Parties”) from any and all claims, causes of action, liabilities, losses, costs, damages, penalties, charges, expenses and all other forms of liability or obligation whatsoever, in law or equity, whether asserted or unasserted, known or unknown, foreseen or unforeseen (“Claims”), arising prior to the Effective Date and relating to such Releasing Party’s ownership of equity of Parsley LLC prior to the Effective Date or otherwise arising from or relating to the transactions contemplated by this Agreement, including, but not limited to, the right to have the shares of Class A Common Stock received pursuant to the Reorganization registered for sale pursuant to the Registration Statement (collectively, the “Released Claims”); provided, however, that the Released Claims shall exclude any Claims arising from or relating to or in connection with (a) rights or obligations expressly set forth in this Agreement and (b) any claim or right to indemnification or advancement of expenses under the Parsley LLC Agreement as in effect prior to the Effective Date. Each Releasing Party expressly acknowledges that the release contained herein applies to all Released Claims, whether such Released Claims are known or unknown, and include Released Claims that if known by the Releasing Party might materially affect its decision to effect the release contained herein. Each Releasing Party has considered and taken into account the possible existence of such Released Claims in determining to execute and deliver this Agreement. Without limiting the generality of the foregoing, solely with respect to the Released Claims, each Releasing Party expressly waives any and all rights conferred upon it by any statute or rule of law that provides that a release does not extend to claims that the Releasing Party does not know or suspect to exist in its favor at the time of executing the release, which if known by the Releasing Party would have materially affected the Releasing Party’s release with the Released Parties. This Agreement constitutes a complete defense of any and all Released Claims. Each Releasing Party further agrees not to initiate any litigation, lawsuit, claim or action against any Released Party with respect to any Released Claim, except that the Releasing Party shall not be limited hereby from responding to, joining, prosecuting or being involved in any litigation, lawsuit, claim or action brought against such Releasing Party in respect of a Released Claim, nor from adjudicating whether or not a Claim constitutes a Released Claim.

Section 6.2. Tax Indemnification. From and after the Effective Time, each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless each other Party and such other Party’s affiliates, and its and its affiliates’ respective directors, officers, managers, members, partners, stockholders, employees, agents and representatives, as applicable (the “Indemnitees”), from any and all damages, losses, obligations, liabilities, payments, costs and expenses (including reasonable fees and expenses of outside attorneys, accountants and other professional advisors and expert witnesses), whether known or unknown, contingent or vested, matured or unmatured, that are or may be suffered or incurred by any such Indemnitee arising out or relating to a breach of any representation, warranty, covenant, agreement or obligation of the Indemnifying Party set forth in Article V; provided that the indemnity described in this

Section 6.2 shall apply only to the extent that such breach adversely affects the Tax Treatment and such adverse effect results in damages, losses, obligations, liabilities, payments, costs and/or expenses that are suffered or incurred by an Indemnitee.

Section 6.3. Delivery of FIRPTA Certificate. Prior to the Effective Time, each PubCo Contributor will deliver to PubCo a certificate meeting the requirements of Treasury Regulation § 1.1445-2(b)(2) certifying that such PubCo Contributor is not a “foreign person” within the meaning of Section 1445 of the Code, duly executed by such PubCo Contributor.

Section 6.4. Termination. This Agreement shall terminate and be of no further force or effect if the IPO has not been completed by 11:59 p.m. New York time on December 31, 2014.

Section 6.5. Successors and Assigns; No Third Party Rights. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Except as set forth in Section 5.1 for the Released Parties, this Agreement is not intended to, and does not create, rights in any other person and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 6.6. Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.7. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplement to this Agreement, shall be effective only if in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a Party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

Section 6.8. Entire Agreement. This Agreement, together with the A&R Parsley LLC Agreement, constitute the entire agreement among the Parties pertaining to the transactions contemplated hereby, and together supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining thereto.

Section 6.9. Governing Law. The Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Section 6.10. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other electronic means) with the same effect as if all Parties had signed the same document.

*        *        *         *        *

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Parties as of the date first written above.

PARSLEY ENERGY, LLC

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

PARSLEY ENERGY, INC.

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	President and Chief Executive Officer

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

PARSLEY ENERGY EMPLOYEE HOLDINGS, LLC

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

NGP X US HOLDINGS, L.P.

By:	NGP X Holdings GP, L.L.C.
Its General Partner

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Person

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

EXISTING MEMBERS

By:	/s/ Bryan Sheffield
Bryan Sheffield

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

SHEFFIELD ENERGY MANAGEMENT, L.L.C.

By:	/s/ Bryan Sheffield
Name:	Bryan Sheffield
Title:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Matt Gallagher
Matt Gallagher

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Michael Hinson
Michael Hinson

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Ryan Dalton
Ryan Dalton

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Paul Treadwell
Paul Treadwell

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Colin Roberts
Colin Roberts

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

PARSLEY INTERESTS, L.P.

By:	/s/ Joe M. Parsley
Name:	Joe M. Parsley
Its:	President of IOMO Oil Corp. GP of Parsley Interests LP

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

ONE PUTT OIL & GAS, LTD.

By:	/s/ Howard W. Parker
Name:	Sure Putt, Inc. GP
Its:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

BACK NINE OIL & GAS, LTD.

By:	/s/ Howard W. Parker
Name:	Sure Putt, Inc. GP
Its:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

NINE-IRON OIL & GAS, LTD.

By:	/s/ Howard W. Parker
Name:	Sure Putt, Inc. GP
Its:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

HOWJAN PROPERTIES, INC.

By:	/s/ Howard W. Parker
Name:	Howard W. Parker
Title:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

DIAMOND K INTERESTS, L.P.

By:	/s/ Christopher O. Kayem
Name:	Christopher O. Kayem
Title:	Vice President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ David Askew
David Askew

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ David Smith
David Smith

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Frank Cremer
Frank Cremer

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Rob Crumpler
Rob Crumpler

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

SHACK VENTURES, LP

By:	/s/ Jack Harper
Name:	Jack Harper
Its:	Manager

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

BUCK HORN, L.P.

By:	/s/ Dan Hord
Name:	Dan Hord
Its:	General Partner

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

OSO CAPITAL II, L.P.

By:	/s/ Dan Hord
Name:	Dan Hord
Its:	President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

HEDLOC INVESTMENT COMPANY, L.P.

By:	/s/ Jack Harper
Name:	Jack Harper
Its:	Manager

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Kirk Fritschen
Kirk Fritschen

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Justin Clark
Justin Clark

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

SD GRAY FAMILY PARTNERSHIP, LP

By:	SD Gray Management, LLC
Its General Partner

By:	/s/ Steven D. Gray
Steven D. Gray, Manager

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Kara Wood
Kara Wood

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Mike Senich
Mike Senich

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Brad Sublett
Brad Sublett

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Stephanie Reed
Stephanie Reed

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Landon Martin
Landon Martin

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Kristin McClure
Kristin McClure

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

/s/ Isaac Hayes
Isaac Hayes

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

PLZ PROPERTIES, LLC

By:	/s/ Paul Treadwell
Name:	Paul Treadwell
Title:	Managing Owner

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

MARBELLA INTERESTS, LLC

By:	/s/ Bryan Sheffield
Bryan Sheffield, President

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

KMG ENERGY, LLC

By:	/s/ Matt Gallagher
Name:	Matt Gallagher
Title:	Member

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

BUTTE FAMILY PARTNERS, LLC

By:	/s/ Ryan Dalton
Name:	Ryan Dalton
Title:	Member

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Cecilia Camarillo Self Directed IRA

By:	/s/ Cecilia Camarillo
Name:	Cecilia Camarillo
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Cecilia Camarillo

By:	/s/ Cecilia Camarillo
Name:	Cecilia Camarillo, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Paul Treadwell

By:	/s/ Paul Treadwell
Name:	Paul Treadwell, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

HHR Energy, LLC

By:	/s/ Colin Roberts
Name:	Colin Roberts
Title:	Member

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Kara Wood IRA

By:	/s/ Kara Wood
Name:	Kara Wood
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Stephanie Reed

By:	/s/ Stephanie Reed
Name:	Stephanie Reed, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Mike Senich

By:	/s/ Mike Senich
Name:	Mike Senich, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Brad Sublett

By:	/s/ Brad Sublett
Name:	Brad Sublett, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Landon Martin

By:	/s/ Landon Martin
Name:	Landon Martin, Individually

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Blackbear Resources, LLC

By:	/s/ Isaac Hayes
Name:	Isaac Hayes
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

1993 Little Inter Vivos Trust

By:	/s/ Mike O’Donnel
Name:	Mike O’Donnel
Title:	Trustee

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Franco Services, Inc.

By:	/s/ Gary P. Little
Name:	Gary P. Little
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Schedule A

Continuing Members	% PE Units Contributed to PubCo
Bryan Sheffield	40%
Sheffield Energy Management, LLC	50%
Michael Hinson	50%
Matt Gallagher	20%
Paul Treadwell	50%
Ryan Dalton	30%
Diamond K Interests, LP	100%
Parsley Interests, LP	50%
One Put Oil & Gas, Ltd.	40%
Back Nine Oil & Gas, Ltd.	40%
Nine Iron Oil & Gas, Ltd.	40%
How-Jan Properties, Inc.	40%

Schedule B

Form of Merger Agreement

Schedule C

Form of A&R Parsley LLC Agreement

Schedule D

Preferred Return Units

Name	Percentage
David Smith	0.0680%
Frank Cremer	0.0680%
Rob Crumpler	0.0680%
Shack Ventures, LP	1.0199%
Buck Horn, L.P.	1.0199%
OSO Capital II, L.P.	1.0199%
Hedloc Investment Company, L.P.	2.7196%
Parsley Interests, L.P.	0.6799%
Kirk Fritschen	0.1360%
Justin Clark	0.0680%
SD Gray Family Partnership, LP	1.0199%
Ryan Dalton	0.4759%
Michael Hinson	0.5439%
Colin Roberts	0.1700%
Kara Wood	0.0680%
Mike Senich	0.0680%
Brad Sublett	0.0680%
Stephanie Reed	0.3400%
Landon Martin	0.1700%
Kristin McClure	0.0680%
Isaac Hayes	0.1224%
PLZ Properties, LLC	0.2720%
Marbella Interests, LLC	0.6799%
KMG Energy, LLC	0.6799%
NGP X US Holdings, L.P.	88.3873%

Schedule E

Form of Amended and Restated Registration Rights Agreement

Schedule F

Proposed Secondary Sales